                          Montgomery Variable Series:
                                  Growth Fund

                              Semi-Annual Report
                                 June 30, 1997



                            [PICTURE APPEARS HERE]
                              Invest wisely./sm/
                             The Montgomery Funds

Montgomery Variable Series: Growth Fund
Portfolio Highlights
June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Investment Review

Q:  How did the Fund perform from July 1, 1996, through
    June 30, 1997?

A: The Fund gained 28.66 % over that time frame. And though that is solid performance in absolute terms, it did lag the S&P 500. This reflects a significant trend over the past year: The largest companies in the stock market generated the highest returns for investors. In fact, the 35 largest stocks in the S&P 500 accounted for approximately 50% of its total return over that time period. Our focus on buying the best combination of growth stocks that are available at the most attractive prices has led us to somewhat smaller companies, so we were a bit disadvantaged over the most recent year compared with the S&P 500.

Q: The Fund turned in a double-digit gain during the second quarter of 1997. What were some of the factors behind that performance?

A: Many individual stock positions contributed to the Fund's performance over this period. This was a time when market leadership broadened out. New areas of the market in which we have identified attractive opportunities, including some cycle-sensitive and smaller names, participated in the advance. This was positive for the Fund's performance. We should reiterate, however, that we do not make portfolio decisions based on broad trends or themes. Our investment approach is bottom-up, and our weightings are a by-product of that process.

Q:  What's your perspective on the U.S. economy right now?

A: Economic growth has moderated somewhat, after an unsustainably strong first quarter. Demand continues to ease, inflation remains dormant and interest rates have declined. The Federal Reserve did not tighten monetary policy at either its May 20 or July 2 meeting. The stock market reacted very favorably to this positive environment, although investors and economists continue to debate whether demand has moderated sufficiently to defuse pressure on already tight labor markets. So far, wage-based inflation remains under control, as consolidations, layoffs, restructuring and productivity gains have helped keep a lid on costs.

Q:  And your view of the stock market?

A: If you take the S&P 500 as a proxy for the market, it appears to be fully valued from a historical perspective. Over the past 100 years, the S&P 500's price/earnings (P/E) multiple has ranged from around 11 times on the low end to about 18 times on the high side. Right now, the S&P 500 is trading at a P/E of nearly 20 times its expected 1997 earnings. As a result, we doubt that further P/E expansion is likely. Stocks should be able to continue appreciating along with earnings growth, so long as the backdrop remains benign. At the moment, consensus expectations for the S&P 500's 1997 earnings-growth rate is in the 8 to 10% range. It is therefore unlikely that the backdrop for a dramatic rally is in place unless interest rates continue to decline.

Portfolio Management
-------------------------------------------
Roger W. Honour....Senior Portfolio Manager
Andrew Pratt..............Portfolio Manager
Kathryn M. Peters.........Portfolio Manager
-------------------------------------------
Fund Performance
-------------------------------------------
   Average annual total returns for the
         periods ended 6/30/97
-------------------------------------------
       Montgomery Variable Series:
             Growth Fund

Since inception (2/9/96).............32.61%
One Year.............................28.66%
            S&P 500 Index

Since (1/31/96)......................28.97%
One Year.............................34.68%
-------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

      Growth of a $10,000 Investment

     COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
     AMONG MONTGOMERY VARIABLE SERIES: GROWTH FUND
         S&P 500 INDEX AND S&P FINANCIAL INDEX

Measurement Period       Montgomery Variable  S&P
(Fiscal Year Covered)    Series: Growth Fund  500 INDEX
---------------------    -------------------  ---------
FYE 01/1996              $                    $100.00
Measurement Pt-
02/09/1996               $100.00              $
FYE 02/1996              $100.40              $100.93
FYE 03/1996              $104.37              $101.90
FYE 04/1996              $110.81              $103.40
FYE 05/1996              $117.66              $106.07
FYE 06/1996              $115.08              $106.47
FYE 07/1996              $110.02              $101.77
FYE 08/1996              $114.48              $103.92
FYE 09/1996              $119.54              $109.76
FYE 10/1996              $122.72              $112.79
FYE 11/1996              $128.17              $121.31
FYE 12/1996              $127.22              $118.90
FYE 01/1997              $131.66              $126.33
FYE 02/1997              $131.25              $127.32
FYE 03/1997              $126.71              $122.10
FYE 04/1997              $131.45              $129.38
FYE 05/1997              $142.29              $137.29
FYE 06/1997              $148.07              $143.39

-------------------------------------------
* The Standard & Poor's 500 Index is
  composed of 500 widely held common stocks listed on the NYSE, AMEX, and OTC market.

Montgomery Variable Series: Growth Fund
Portfolio Highlights
June 30, 1997 (unaudited)


Q:  How will these views affect your portfolio strategy, if at all?

A: We think that the most attractive opportunities in the U.S. market right now lie in somewhat smaller-cap stocks and selected cycle-sensitive issues. Investors have ignored some of these areas for quite a while, creating a valuation disparity. A great many medium-sized and smaller companies also offer higher growth rates than those in the S&P 500. We expect that the broadening of interest to these types of companies will continue, as more investors recognize the potential in these segments of the market.

Q:  Can you discuss a portfolio company that is an example of this?

A: Nordstrom, Inc., a company that we have invested in for quite a while, is the largest independently owned fashion retailer in the United States, offering a wide variety of high-quality apparel, shoes and accessories for women, men and children through 62 full-line stores. Nordstrom prides itself on quality, value, selection and service. It has been in business for 97 years, and the Nordstrom family still owns 23% of its outstanding shares, thereby aligning management's interests with those of other shareholders. The company is extremely well financed, which should allow it to continue expanding as opportunities are presented. Unlike many retailers, Nordstrom is consistently profitable, not just in the Christmas quarter. The company recently reported better-than-expected earnings and had upbeat comments about its future prospects and expansion possibilities. Even when Nordstrom was underperforming, it remained one of the most profitable retailers in the business.

    Despite all this, Nordstrom's stock price is about the same as it was six years ago. In fact, at the end of the second quarter its shares were trading at a discount to the market for the first time in more than a decade. Herein lies the opportunity, we believe, for investors to recognize Nordstrom's improving fundamentals and reward its shares with a higher valuation.

Q: Why should an investor consider the Montgomery Variable Series: Growth Fund right now?

A: Although we have a generally positive view of the market, we believe that its historically high valuations make it more crucial than ever for investors to maintain a dual focus on growth and value. Our investment philosophy strikes a balance between the two. We use proprietary, quantitative screening techniques to pinpoint long-term, positive, fundamental change in a company's business and its expected earnings. We then conduct fundamental analysis to determine whether this improvement is sustainable and to project what we believe the appropriate valuation of the stock should be. Our goal is to identify long-term, fundamental improvement before that potential is widely recognized by the market, and to avoid overpaying for the future prospects of the company. Over the long term, we think that this strategy will best serve the interests of our shareholders.

    This Fund remains well diversified, with more than 50 companies across 35 different industries. The portfolio's weighted average market cap is approximately $9 billion. The average 1997 earnings growth of our holdings (based on consensus expectations) is 28%. Again, that contrasts with expected earnings growth of about 10% for the S&P 500. The P/E ratio of our portfolio is about 18. In other words, we expect our portfolio to deliver nearly triple the earnings growth of the S&P 500 at a slightly lower P/E.

Montgomery Variable Series: Growth Fund
Portfolio Highlights
June 30, 1997 (unaudited)


                              Top Five Industries
                        (as a percentage of net assets)

             ----------------------------------------------------
                Retail Trade..............................9.1%
                Pulp and Paper............................8.7
                Machinery and Tools.......................8.7
                Software Systems..........................7.4
                Telecommunications Equipment..............5.5
             ----------------------------------------------------


                               Top Ten Holdings
                        (as a percentage of net assets)

             ----------------------------------------------------
                Avid Technology Inc.......................4.5%
                JLK Direct Distribution Inc., Class A.....4.0
                Nordstrom, Inc............................4.0
                International Paper Company...............3.8
                Masco Corporation.........................3.3
                Octel Communications Corporation..........3.3
                Interstate Hotels Company.................3.2
                Canadian National Railway Company.........3.2
                Golden West Financial Corporation.........3.1
                Dayton Hudson Corporation.................3.1
             ----------------------------------------------------

Montgomery Variable Series: Growth Fund
Portfolio Investments
June 30, 1997 (unaudited)

Common Stocks-86.9%                                                                      Value
     Shares                                                                             (Note 1)
              Aerospace/Defense-0.5%
     1,100    Gulfstream Aerospace Corporation+                                         $   32,450
                                                                                        ----------
              Airlines-2.2%
     2,450    Federal Express Corporation+                                                 141,487
                                                                                        ----------
              Apparel and Textiles-0.7%
       525    VF Corporation.                                                               44,494
                                                                                        ----------
              Auto/Auto Parts-2.1%
     1,900    General Motors Corporation                                                   105,806
       600    PACCAR, Inc.                                                                  27,863
                                                                                        ----------
                                                                                           133,669
                                                                                        ----------
              Banks/Savings and Loan-4.4%
       800    BankAmerica Corporation                                                       51,650
       275    Citicorp                                                                      33,155
     2,800    Golden West Financial Corporation                                            196,000
                                                                                        ----------
                                                                                           280,805
                                                                                        ----------
              Building Materials-3.3%
     5,125    Masco Corporation                                                            213,969
                                                                                        ----------
              Business Services-2.1%
     2,700    AccuStaff Inc.+                                                               63,956
       950    Computer Sciences Corporation+                                                68,519
                                                                                        ----------
                                                                                           132,475
                                                                                        ----------
              Chemicals-1.0%
       750    Dow Chemical Company                                                          65,344
                                                                                        ----------
              Conglomerates-1.2%
     1,150    Tyco International Ltd.                                                       79,997
                                                                                        ----------
              Cosmetics and Personal Care-1.0%
       300    Unilever N.V., ADR                                                            65,400
                                                                                        ----------
              Diversified Financial Services-0.6%
       700    Norwest Corporation                                                           39,375
                                                                                        ----------
              Electronics-1.0%
       875    Raychem Corporation                                                           65,078
                                                                                        ----------
              Food and Beverage-1.9%
     6,850    Fleming Companies, Inc.                                                      123,300
                                                                                        ----------
              Health Care-0.6%
       500    Healthcare COMPARE Corporation+                                               26,219
       200    Oxford Health Plans, Inc.+                                                    14,356
                                                                                        ----------
                                                                                            40,575
                                                                                        ----------

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Portfolio Investments (continued)
June 30, 1997 (unaudited)

Common Stocks-(continued)                                                                 Value
     Shares                                                                              (Note 1)
              Insurance -0.8%
     1,100    Life Re Corporation.                                                      $   51,288
                                                                                        ----------
              Lodging-4.6%
     1,500    HFS Inc.+                                                                     87,000
     7,000    Interstate Hotels Company+                                                   206,062
                                                                                        ----------
                                                                                           293,062
                                                                                        ----------
              Machinery and Tools-8.7%
    10,000    JLK Direct Distribution Inc., Class A+                                       256,250
     1,900    Manitowoc Company, Inc.                                                       88,825
     9,000    Octel Communications Corporation+                                            210,656
                                                                                        ----------
                                                                                           555,731
                                                                                        ----------
              Metals and Mining-2.3%
     1,000    Aluminum Company of America (Alcoa)                                           75,375
     2,250    Freeport-McMoRan Copper and Gold, Inc. Series B                               70,031
                                                                                        ----------
                                                                                           145,406
                                                                                        ----------
              Newspapers/Publishing-3.1%
     1,600    Dow Jones & Company, Inc.                                                     64,300
     1,400    Time Warner, Inc.                                                             67,550
     2,850    World Color Press, Inc.+                                                      67,688
                                                                                        ----------
                                                                                           199,538
                                                                                        ----------
              Oil-5.0%
     2,600    Amerada Hess Corporation                                                     144,462
     1,725    Belco Oil & Gas Corporation+                                                  36,872
     5,650    Union Pacific Resources Group, Inc.                                          140,544
                                                                                        ----------
                                                                                           321,878
                                                                                        ----------
              Oilfield Equipment-2.6%
       900    Schlumberger Ltd.                                                            112,500
     1,200    Tidewater Inc.                                                                52,800
                                                                                        ----------
                                                                                           165,300
                                                                                        ----------
              Pipelines-0.7%
     1,100    Enron Corporation                                                             44,894
                                                                                        ----------
              Pulp and Paper-8.7%
     4,400    Boise Cascade Corporation                                                    155,375
     1,100    Champion International Corporation                                            60,775
       600    Chesapeake Corporation                                                        20,250
     5,000    International Paper Company                                                  242,812
     1,100    Willamette Industries, Inc.                                                   77,000
                                                                                        ----------
                                                                                           556,212
                                                                                        ----------

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Portfolio Investments (continued)
June 30, 1997 (unaudited)

Common Stocks-(continued)                                                                 Value
     Shares                                                                              (Note 1)
              Railroad - 3.2%
     4,700    Canadian National Railway Company                                         $  205,625
                                                                                        ----------
              Retail Trade-9.1%
     3,675    Dayton Hudson Corporation                                                    195,464
     5,200    Nordstrom, Inc.                                                              255,125
     2,900    Polo Ralph Lauren Corporation+                                                79,388
     2,000    TJX Companies, Inc.                                                           52,750
                                                                                        ----------
                                                                                           582,727
                                                                                        ----------
              Semiconductors-1.4%
       966    Analog Devices Inc.+                                                          25,659
       750    Texas Instruments, Inc.                                                       63,047
                                                                                        ----------
                                                                                            88,706
                                                                                        ----------
              Software Systems-7.4%
    10,900    Avid Technology Inc.+                                                        288,169
       200    Structural Dynamics Research Corporation+                                      5,256
    12,100    Sybase, Inc.+                                                                179,231
                                                                                        ----------
                                                                                           472,656
                                                                                        ----------
              Telecommunications-1.2%
     1,750    Newbridge Networks Corporation+                                               76,125
                                                                                        ----------
              Telecommunications Equipment-5.5%
     1,450    Ascend Communications, Inc.+                                                  56,958
     4,750    Aspect Telecommunications Corporation                                        105,094
     3,500    Ericsson (L.M.) Telephone Company, Class B, ADR                              137,922
       300    Northern Telecom Ltd.                                                         27,300
     2,450    PictureTel Corporation+                                                       23,312
                                                                                        ----------
                                                                                           350,586
                                                                                        ----------
              Total Common Stocks (Cost $4,863,859)                                      5,568,152
                                                                                        ----------

Repurchase Agreements-20.3%
Principal Amount
  $651,000    Agreement with Bear Stearns, Tri-Party, 6.200% dated 06/30/97, to be repurchased at $651,112, on 07/01/97, collateralized by $664,020 market value of U.S. Government securities, having various maturities
              and various interest rates                                                   651,000
                                                                                         ---------
   651,000    Agreement with Nikko Securities Company International Inc., Tri-Party,
              6.200% dated 06/30/97, to be repurchased at $651,112, on 07/01/97, collateralized by $667,018 market value of U.S. Government securities,
              having various maturities and various interest rates                         651,000
                                                                                         ---------
              Total Repurchase Agreements (Cost $1,302,000)                              1,302,000
                                                                                         ---------

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Portfolio Investments (continued)
June 30, 1997 (unaudited)

                                                                                     Value
                                                                                    (Note 1)
Total Investments (Cost $6,165,859*)                             107.2 %           $6,870,152
Other Assets and Liabilities (Net)                                (7.2)              (463,244)
                                                                 =======           ==========
Net Assets                                                       100.0 %           $6,406,908
                                                                 =======           ==========
----------------------------------

*   Aggregate cost for Federal tax purposes.
+   Non-income producing security.

Abbreviation:
ADR     American Depositary Receipt

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Statement of Assets and Liabilities
June 30, 1997 (unaudited)

Assets:
Investments in securities, at value  (Identified cost $6,165,859) (Note 1)
     Securities.................................................................                 $5,568,152
     Repurchase agreements......................................................                  1,302,000
                                                                                                 ----------
     Total investments..........................................................                  6,870,152
Cash............................................................................                        892
Receivables:
     Shares of beneficial interest sold.........................................                     32,146
     Investment securities sold.................................................                     13,869
     Expenses absorbed by Manager (Note 2)......................................                      4,065
     Dividends..................................................................                      2,058
     Interest...................................................................                        224
Other Assets:
     Organization costs (Note 1)................................................                     44,713
                                                                                                 ----------
Total Assets....................................................................                  6,968,119

Liabilities:
Payables:
     Investment securities purchased............................................ $  492,599
     Organization cost..........................................................     60,233
     Shares of beneficial interest redeemed.....................................      2,311
     Trustees' fees and expenses................................................      2,059
     Other accrued liabilities and expenses.....................................      4,009
                                                                                 ----------
Total Liabilities...............................................................                    561,211
                                                                                                 ----------
Net Assets......................................................................                 $6,406,908
                                                                                                 ==========
Net Assets consist of:
Undistributed net investment income.............................................                 $   45,999
Accumulated net realized gain on securities sold................................                    111,104
Net unrealized appreciation of investments......................................                    704,293
Shares of beneficial interest...................................................                      4,465
Additional paid-in capital......................................................                  5,541,047
                                                                                                 ----------
Net Assets......................................................................                 $6,406,908
                                                                                                 ==========
Net Asset Value, offering and redemption price per share
($6,406,908 / 446,544 shares of beneficial interest outstanding)................                 $    14.35
                                                                                                 ==========

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Statement of Operations
For the Six Months Ended June 30, 1997 (unaudited)

Net Investment Income:
Interest....................................................................                              $   29,921
Dividends (Net of foreign withholding taxes of $364)........................                                  16,132
                                                                                                          ----------
Total Investment Income.....................................................                                  46,053

Expenses:
Management fee (Note 2)..................................................... $   20,158
Legal and audit fees........................................................      8,926
Amortization of organization expenses (Note 1)..............................      6,156
Trustees' fees and expenses (Note 2)........................................      3,818
Printing fees...............................................................      2,654
Custodian fees..............................................................        504
Other.......................................................................      2,533
                                                                              ---------
Total Expenses..............................................................                                  44,749
Fees deferred and expenses absorbed by Manager (Note 2).....................                                 (44,695)
                                                                                                          ----------
Net Expenses................................................................                                      54
                                                                                                          ----------
Net Investment Income.......................................................                                  45,999
                                                                                                          ----------
Net Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net realized gain on investments during the period..........................                                  97,339
Net unrealized appreciation of investments during the period................                                 565,143
Net Realized and Unrealized Gain on Investments.............................                                 662,482
                                                                                                          ----------
Net Increase in Net Assets Resulting from Operations........................                              $  708,481
                                                                                                          ==========

Statement of Changes in Net Assets
                                                                          For the Six Months
                                                                            Ended 06/30/97                For the Period
Net Increase in Net Assets Resulting from Operations:                        (unaudited)                  Ended 12/31/96*
                                                                            ----------------              ---------------
Net investment income....................................................... $   45,999                   $   26,607
Net realized gain on investments during the period..........................     97,339                       74,537
Net unrealized appreciation of investments during the period................    565,143                      139,150
Net increase in net assets resulting from operations........................    708,481                      240,294
                                                                             ----------                   ----------
Distributions to Shareholders:
Distributions from net investment income....................................          -                      (26,562)
Distributions from net realized gains on investments........................          -                      (60,772)

Beneficial Interest Transactions:
Net increase from beneficial interest transactions (Note 4).................  3,571,732                    1,854,346
                                                                             ----------                   ----------
Net increase in net assets..................................................  4,280,213                    2,007,306

Net Assets:
Beginning of period.........................................................  2,126,695                      119,389
                                                                             ----------                   ----------
End of period............................................................... $6,406,908                   $2,126,695
                                                                             ==========                   ==========
Undistributed net investment income......................................... $   45,999                            -
                                                                             ==========                   ==========
--------------------

* Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.

  The accompanying notes are an integral part of these financial statements.

Montgomery Variable Series: Growth Fund
Financial Highlights
Selected Per Share Data for the Period Ended:

                                                                                   06/30/97
                                                                                 (unaudited)++           12/31/96*
Net asset value - beginning of period............................................ $   12.33             $   10.08
                                                                                  ---------             ---------
Net investment income............................................................      0.15                  0.15
Net realized and unrealized gain on investments..................................      1.87                  2.59
                                                                                  ---------             ---------
Net increase in net assets resulting from investment operations..................      2.02                  2.74
Distributions to Shareholders:
     Distributions from net investment income....................................         -                 (0.15)
     Distributions from net realized gains on investments........................         -                 (0.34)
                                                                                  ---------             ---------
     Total Distributions.........................................................                           (0.49)
                                                                                  ---------             ---------
Net asset value-end of period.................................................... $   14.35             $   12.33
                                                                                  =========             =========
Total return**...................................................................     16.38%                27.22%
                                                                                  =========             =========
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000's)............................................. $   6.407             $   2.127
Ratio of net investment income to average net assets.............................      2.28%+                2.55%+
Ratio of operating expenses to average net assets................................      0.00%+(b)             0.01%+
Portfolio turnover rate..........................................................        31%                   78%
Average commission rate paid (a)................................................. $  0.0578             $  0.0520
Net investment income/(loss) before deferral of fees and
     absorption of expenses by Manager........................................... $    0.00(c)              (0.27)
Operating expense ratio before deferral of fees and absorption
     of expenses by Manager......................................................      2.22%+                6.98%+
---------------------------

*     Montgomery Variable Series: Growth Fund commenced operations on
      February 9, 1996.
**    Total return represents aggregate total return for the periods indicated.
+     Annualized.
++ Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since use of the undistributed net investment income method did not accord with the results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b)   Amount represents less than 0.01%.
(c)   Amount represents less than $0.01.

  The accompanying notes are an integral part of these financial statements.

The Montgomery Funds III
Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies:

    The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of June 30, 1997, the Trust had four series, the Montgomery Variable Series: Growth Fund, the Montgomery Variable
    Series: Emerging Markets Fund, the Montgomery Variable Series: International Small Cap Fund and the Montgomery Variable Series: Small Cap Opportunities Fund. The Montgomery Variable Series: Small Cap Opportunities Fund had not commenced operations as of June 30, 1997.

    The Trust was organized as a Delaware business trust on August 24, 1994. Prior to the public offerings of shares of the Funds, a limited number of shares were sold to Montgomery Asset Management, L.P. and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, the Funds had no significant operations prior to February 2, 1996, the date on which the Montgomery Variable Series: Emerging Markets Fund commenced operations (i.e., commenced selling shares to the public).

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
    International Small Cap Fund are presented under separate covers.

    The following is a summary of significant accounting policies.

    a.  Portfolio Valuation

        The Fund's securities are valued using current market valuations: either the last reported sales price or, lacking any reported sales, and in the case of fixed income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

        Short term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

    b.  Dividends and Distributions

        Dividends, if any, from net investment income of the Fund are declared and paid at least annually.

        Distributions of any short-term capital gains earned by the Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

    c.  Repurchase Agreements

        The Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

The Montgomery Funds III
Notes to Financial Statements (unaudited)
(continued)

    d.  Securities Transactions and Investment Income

        Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recognized on an accrual basis.

    e.  Federal Income Taxes

        The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all federal income taxes.

    f.  Organization Costs

        Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

2.  Management Fees and Other Transactions with Affiliates:

    a. Montgomery Asset Management, L.P. is the Fund's Manager (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc., and its sole limited partner is an affiliate of Montgomery Securities. Under the Advisers Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed controlling persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

        Pursuant to the investment management agreement ("Investment Management Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under such Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based upon the average daily net assets of the Fund:

         First $500 Million     Next $500 Million     Over $1 Billion
         ------------------     -----------------     ---------------
               1.00%                 0.90%                0.80%

        The Manager has agreed to reduce some or all of its management fee or absorb the Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of interest or taxes, at or below 1.25% of the average daily net assets of the Fund.

        Any reductions or absorptions made for the Fund by the Manager of its fees are subject to recovery within the following three years provided the Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. Any of the Manager's voluntary absorptions are also subject to recovery.

        For the six months ended June 30, 1997, the Manager has deferred fees of $20,158 and absorbed expenses of $24,537.

        As of June 30, 1997, the deferred management fees and absorbed expenses subject to recoupment are $117,522.

    b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or Montgomery Securities, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" receives an annual retainer and quarterly meeting fees totalling $35,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to the Montgomery Funds III).

    c. The Fund has no sales load and does not pay distribution (Rule 12b-1) fees.

    d. For the six months ended June 30, 1997, the Fund incurred total brokerage commissions of $5,471 of which $39 was paid to its affiliates.

The Montgomery Funds III
Notes to Financial Statements (unaudited)
(continued)

3.  Securities Transactions:

    a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the six months ended June 30, 1997, were $4,109,904 and $972,998, respectively.

    b. At June 30, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $767,075 and $62,782, respectively.

    c.  Under an unsecured Revolving Credit Agreement with DeutscheBank (New
        York), the Montgomery Variable Series: Growth Fund, along with other funds of the Montgomery Funds I, Montgomery Funds II and Montgomery Funds III, may for one year starting August 6, 1996, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $300,000,000. For the six months ended June 30, 1997, there were no borrowings under this agreement.

4.  Transaction in Shares of Beneficial Interest:

    The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                                       Six Months Ended                     Period Ended
                                                         June 30, 1997                    December 31, 1996*
                                                     Shares         Amount               Shares        Amount
     Shares Sold                                     590,636      $ 7,604,090            333,351     $ 3,946,116
     Issued as Reinvestment of Dividends                   -                -              7,141          87,335
     Shares Redeemed                                (316,551)      (4,032,358)          (179,876)     (2,179,105)
                                                     -------      -----------            -------     -----------
     Net Increase                                    274,085      $ 3,571,732            160,616     $ 1,854,346
                                                     =======      ===========            -------     ===========
---------------------

* Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.

5.  Subsequent Event:

    On March 25, 1997, Montgomery Securities, the Manager and CAM Acquisition LLC ("CAM"), a newly organized subsidiary of Commerzbank Aktiengesellschaft, entered into an agreement providing for the transfer of substantially all the assets composing the Manager's business to CAM. On June 23, 1997, the shareholders of the Fund approved a new Investment Management Agreement with CAM (renamed Montgomery Asset Management, LLC) that became effective upon the closing of the Manager's transaction with CAM. Such transaction closed on July 31, 1997.